UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	JUNE 3, 2005

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	001-07260 (Commission File Number)	NOT APPLICABLE (IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)		L6T 5P6 (Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets
As previously reported on Nortel Networks Corporation’s (the “Registrant”) Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on June 8, 2005 (the “Current Report”), Nortel Networks Inc. (“NNI”), a Delaware corporation and an indirect U.S. subsidiary of the Registrant, completed the acquisition of PEC Solutions, Inc., a Delaware corporation which is a government IT services firm (“PEC”), by causing PS Merger Sub, Inc., a Delaware corporation and a subsidiary of NNI to merge with and into PEC pursuant to an Agreement and Plan of Merger, completing the acquisition of PEC by NNI in a two step transaction. The Current Report provided further that as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Registrant would file the historical and pro forma financial statements required by such Items of Form 8-K pursuant to an amendment to the Current Report not later than seventy one (71) calendar days after the date the Current Report was required to be filed.
The Registrant is hereby filing this Amendment No. 1 to the Current Report to file as exhibits the required historical and pro forma financial statements required by Item 9.01 of Form 8-K.
Item 9.01     Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
          (i) The audited consolidated financial statements as of and for the year ended December 31, 2004 previously filed by PEC on Form 10-K with the SEC on March 16, 2005, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on March 18, 2005, are filed as Exhibit 99.2 to this Amendment No. 1 and are hereby incorporated herein by this reference.
          (ii) The unaudited consolidated financial statements of PEC as of and for the three-month period ended March 31, 2005 previously filed by PEC on Form 10-Q with the SEC on May 6, 2005, are filed as Exhibit 99.3 to this Amendment No. 1 and are hereby incorporated herein by this reference.
(b)	Pro Forma Financial Information.
          (i) The unaudited pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 to this Amendment No. 1 and is hereby incorporated herein by this reference.
(c)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of April 25, 2005, by and among Nortel Networks Inc., PS Merger Sub, Inc., and PEC Solutions, Inc. (incorporated by reference to Exhibit 99(d)(1) of the Tender Offer Statement on Schedule TO filed by Nortel Networks Inc. with the Securities and Exchange Commission on May 3, 2005).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued by the Registrant on June 7, 2005 (previously filed as Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on June 8, 2005).

99.2	Audited consolidated financial statement as of and for the year ended December 31, 2004 of PEC (incorporated by reference to PEC’s Annual Report on Form 10-K, filed with the SEC on March 16, 2005, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on March 18, 2005) (Commission File No. 000-30271).

99.3	Unaudited consolidated financial statements as of and for the three-month period ended March 31, 2005 of PEC (incorporated by reference to PEC’s Quarterly Report on Form 10-Q, filed with the SEC on May 6, 2005) (Commission File No. 000-30271).

99.4	Unaudited pro forma condensed consolidated financial information.

Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Gordon A. Davies
Gordon A. Davies
Assistant General Counsel — Securities and Corporate Secretary

Date: August 17, 2005	By:	/s/ Tracy S.J. Connelly McGilley
Tracy S.J. Connelly McGilley
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of April 25, 2005, by and among Nortel Networks Inc., PS Merger Sub, Inc., and PEC Solutions, Inc. (incorporated by reference to Exhibit 99(d)(1) of the Tender Offer Statement on Schedule TO filed by Nortel Networks Inc. with the Securities and Exchange Commission on May 3, 2005).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued by the Registrant on June 7, 2005 (previously filed as Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on June 8, 2005).

99.2	Audited consolidated financial statements as of and for the year ended December 31, 2004 of PEC (incorporated by reference to PEC’s Annual Report on Form 10-K, filed with the SEC on March 16, 2005, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on March 18, 2005) (Commission File No. 000-30271).

99.3	Unaudited consolidated financial statements as of and for the three-month period ended March 31, 2005 of PEC (incorporated by reference to PEC’s Quarterly Report on Form 10-Q, filed with the SEC on May 6, 2005) (Commission File No. 000-30271).

99.4	Unaudited pro forma condensed consolidated financial information.